1Q24 Earnings Presentation

Reinsurance Group of America, Incorporated

05.02.2024

Safe Harbor

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and federal securities laws including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of Reinsurance Group of America, Incorporated (the "Company"). Forward-looking statements often contain words and phrases such as "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "if," "intend," "likely," "may," "plan," "potential," "pro forma," "project," "should," "will," "would," and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. Forward-looking statements are based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

Factors that could also cause results or events to differ, possibly materially, from those expressed or implied by forward-looking statements, include, among others: (1) adverse changes in mortality, morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company's liquidity, access to capital and cost of capital, (4) changes in the Company's financial strength and credit ratings and the effect of such changes on the Company's future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in the market value of assets subject to the Company's collateral arrangements, (7) action by regulators who have authority over the Company's reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent's status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company's current and planned markets, (10) the impairment of other financial institutions and its effect on the Company's business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company's investment securities or result in the impairment of all or a portion of the value of certain of the Company's investment securities that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company's ability to make timely sales of investment securities, (14) risks inherent in the Company's risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company's investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company's dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company's clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, pandemics, epidemics or other major public health issues anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors' responses to the Company's initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company's entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company's telecommunication, information technology or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse developments with respect to litigation, arbitration or regulatory investigations or actions, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, including Long-Duration Targeted Improvement accounting changes and (28) other risks and uncertainties described in this document and in the Company's filings with the Securities and Exchange Commission ("SEC").

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company's business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company's situation may change in the future, except as required under applicable securities law. For a discussion of the risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A - "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, as may be supplemented by Item 1A - "Risk Factors" in the Company's subsequent Quarterly Reports on Form 10-Q and in our other periodic and current reports filed with the SEC.

Use of Non-GAAP Financial Measures

Non-GAAP Financial Measures

Reinsurance Group of America, Incorporated (the "Company") discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of our operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company's results of operations, financial statements and the underlying profitability drivers and trends of the Company's businesses by excluding specified items which may not be indicative of the Company's ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company's financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company's non-GAAP financial measures may not be comparable to similar measures used by other companies.

The following non-GAAP financial measures are used in this document or in other public disclosures made by the Company from time to time:

1. **Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share.** The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company's continuing operations. Adjusted operating income is calculated as net income available to the Company's shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding, as applicable:
    - substantially all of the effect of net investment related gains and losses;
    - changes in the fair value of certain embedded derivatives;
    - changes in the fair value of contracts that provide market risk benefits;
    - non-economic losses at contract inception for direct pension risk transfer single premium business (which are amortized into adjusted operating income within claims and other policy benefits over the estimated lives of the contracts);
    - any net gain or loss from discontinued operations;
    - the cumulative effect of any accounting changes;
    - the impact of certain tax-related items; and
    - any other items that the Company believes are not indicative of the Company's ongoing operations

    as such items can be volatile and may not reflect the underlying performance of the Company's business. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company's management incentive programs.
2. **Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items.** Notable items are items the Company believes may not be indicative of its ongoing operating performance which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company's results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented may include the financial impact of the Company's assumption reviews on business subject to the Financial Accounting Standards Board's Accounting Standards Update No. 2018-12, "Targeted Improvements to the Accounting for Long-Duration Contracts" and related amendments, reflected in future policy benefits remeasurement gains or losses.
3. **Adjusted operating revenue.** This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.
4. **Shareholders' equity position excluding the impact of accumulated other comprehensive income (loss) ("AOCI"), shareholders' average equity position excluding AOCI, and book value per share excluding the impact of AOCI.** The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company's businesses on shareholders' equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on its investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses the following non-GAAP financial measures:
    - Shareholders' average equity position excluding AOCI and B36, where B36 refers to the cumulative change in fair value of funds withheld embedded derivatives;
    - Shareholders' average equity position excluding AOCI and notable items; and
    - Shareholders' average equity position excluding AOCI, B36 and notable items.
5. **Adjusted operating return on equity.** This measure is calculated as adjusted operating income divided by average shareholders' equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company's management incentive programs. The Company also discloses the following non-GAAP financial measures:
    - Adjusted operating return on equity excluding AOCI and B36;
    - Adjusted operating return on equity excluding AOCI and notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders' equity excluding notable items and AOCI; and
    - Adjusted operating return on equity excluding AOCI, B36 and notable items.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix at the end of this document.

First Quarter Key Messages

Strong overall performance and momentum

- Q1 adjusted operating income of **$6.02**[1] per diluted share
- Trailing twelve months adjusted operating ROE of **14.8%**[1]
- Strong Traditional results across all regions and product lines, primarily due to favorable claims experience
- Continued strong new business momentum; Traditional premium growth of **7.8%**, **8.2%** on a constant currency basis
- Record capital deployment of **$737 million** for the quarter into in-force transactions
- Favorable investment results, with new money rates of **6.12%**

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

RGA

Consolidated Results

Adjusted operating EPS[1]


$5.16
$6.02
$5.16
$6.02
1Q23
1Q24
1Q23 ex Notable Items
1Q24 ex Notable Items

Trailing 12 month adjusted operating ROE[1]


11.2%
14.8%
13.1%
14.8%
1Q23
1Q24
1Q23 ex Notable Items
1Q24 ex Notable Items

Strong earnings results across geographies and products

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

Q1 Results by Segment

Pre-tax adjusted operating income (loss), excluding notable items[1]	1Q24	1Q23
U.S. and Latin America Traditional	$128	$122
U.S. and Latin America Financial Solutions	$90	$105
Canada Traditional	$46	$29
Canada Financial Solutions	$7	$10
EMEA Traditional	$38	$27
EMEA Financial Solutions	$77	$69
APAC Traditional	$109	$79
APAC Financial Solutions	$59	$40
Corporate and Other	$(38)	($25)
Total	$516	$456

- **U.S. and Latin America:** Traditional results reflected favorable Individual Life claims experience, and favorable Health and Group experience; Financial Solutions results reflected lower variable investment income
- **Canada:** Traditional results reflected favorable Group and Individual Life claims experience; Financial Solutions results were in line with expectations
- **EMEA:** Traditional results reflected favorable timing differences and positive impacts from new business; Financial Solutions results were in line with expectations
- **APAC:** Traditional and Financial Solutions results reflected favorable overall experience
- **Corporate:** Losses were in line with the expected quarterly average run rate

[1] $ in millions. Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

Biometric Experience


Total Company
$ in millions
$150
$100
$50
$0
-$50
$134
$138
$54
$53
$58
$34
$20
($43)
($45)
($43)
1Q23
2Q23
3Q23
4Q23
1Q24
Claims Experience 2
PTAOI Impact 3

[1] Claims experience on our mortality, morbidity and longevity risks.
[2] Claims experience shown as the difference between actual experience and best estimate expectations. Best estimates are reviewed regularly and can change over time.
[3] Pre-tax adjusted operating income.

Favorable biometric experience[1] over the past year

Current period experience not reflected in income will be recognized over remaining life of the business

Premium Growth

Good momentum

Traditional premium growth



8.2%
7.8%
6.7%
5.9%
6.1%
4.9%
3.3%
4.0%
3.3%
3.0%
2020
2021
2022
2023
1Q24
Traditional Reported
Traditional Constant Currency

Premiums[1]	1Q24	1Q23	% Change	Constant Currency % Change[2]
U.S. and Latin America Traditional	$1,715	$1,615	6.2%	6.0%
Canada Traditional	$318	$295	7.8%	7.5%
EMEA Traditional	$496	$438	13.2%	11.6%
APAC Traditional	$716	$662	8.2%	11.6%
Total Traditional	**$3,245**	**$3,010**	**7.8%**	**8.2%**
Global Financial Solutions[3]	$2,131	$375	468.3%	468.3%
Total	**$5,376**	**$3,385**	**58.8%**	**59.2%**

[1] $ in millions.
[2] Excludes adverse net foreign currency effects of $12 million.
[3] The increase is primarily due to single premium pension risk transfer transactions completed in Q1 2024.

Non-Spread Investment Results

Investment yield[1]

- Steady income supported by diversified portfolio
- Value opportunities and yield environment support portfolio yield
- Variable investment income contribution reflects muted environment for realizations as well as timing



4.71%
4.42%
4.72%
4.86%
4.70%
4.45%
4.43%
4.51%
4.60%
4.75%
1Q23
2Q23
3Q23
4Q23
1Q24
Reported
Excluding VII

New money rate[2]

- Q1 new money rate (NMR) of **6.12%,** still well above portfolio yield
- NMR below prior quarter primarily reflecting lower average daily interest rates and spreads



5.56%
6.09%
6.31%
6.65%
6.12%
1Q23
2Q23
3Q23
4Q23
1Q24

[1] On an amortized cost basis, excluding spread business; average invested assets at amortized cost in Q1 equaled $38.5 billion.

[2] Excludes purchases of cash, cash equivalents, U.S. Treasury notes, and purchases made using proceeds from funding agreement-backed notes.

Investment Portfolio

- Disciplined approach focuses on strong credit underwriting with emphasis on higher-quality, diversified fixed income assets
- Fixed maturity securities: 94.6% investment grade rated; high yield is primarily BB rated
- Broad investment platform supported record new business volume aligned to liabilities and in-force reinvestment
- Modest impairments and allowances of $39 million

Asset allocation[1,3]



$90.5B
68.9%
8.3%
6.9%
6.2%
3.9%
3.0%
1.3%
1.3%
0.2%
Investment Grade Bonds
Mortgage Loans on Real Estate
Short-Term/Cash Equivalents
Funds Withheld at Interest
High Yield Bonds
LPs/Real Estate JVs
Policy Loans
Other Invested Assets
Equity Securities

Fixed maturity securities credit rating[1,2]



$65.8B
65.8%
28.8%
4.5%
0.9%
AAA/AA/A
BBB
BB
<BB

Our investment strategy balances risk and return to build a portfolio to weather cycles

[1] As of March 31, 2024.
[2] Percentages based on fair market value. The rating agency designation includes all "+" or "-" at that rating level (e.g., "BBB" includes "BBB+", "BBB", and "BBB-").
[3] $4.4 billion of assets supporting funds withheld liabilities.

Commercial Mortgage Loans (CML)

- Experienced internal team has managed through multiple real estate cycles; utilizes downcycle playbook
- Disciplined portfolio underwriting and resulting metrics provide significant expected downside support
  - Loan-to-value (LTV) of less than 58%; significant borrower equity ahead of our investment, reviewed at least annually
  - Debt service coverage ratio (DSCR) average at 1.79x; predictable income stream to make debt service payments
  - Well-laddered scheduled maturity profile, coupled with amortization, reduces maturity default risk
    - 4% expected maturities in 2024
    - 6% expected maturities in 2025
    - 10% expected maturities in 2026
  - Average loan balance ~$10 million
  - Limited delinquency or non-performers
  - Office properties are primarily in suburban locations; office portfolio LTV 63%
  - No traditional malls in retail portfolio

Commercial mortgage investment by property type[1]


5.4%
0.6%
12.1%
32.6%
$7.6B
22.2%
27.1%
Retail
Industrial
Office
Multi-Family
Hotel
Other

Commercial mortgage investment by NAIC rating[1]


1.3%
1.9%
0.3%
39.6%
$7.6B
56.9%
CM1
CM2
CM3
CM4
CM7

High quality, well-diversified by geography and property type

[1] Based on recorded investment as of March 31, 2024.

CML Office Loan Exposure

- CML office loan exposure represents 1.9% of total cash and invested assets
- Office loan portfolio is primarily suburban focused; average loan size of ~$11 million
- Diversified geographically
  - Invested across 50+ Metropolitan Statistical Areas (MSAs)
- Manageable near-term office loan maturities
  - 2024: $116 million
  - 2025: $121 million
  - 2026: $311 million

Portfolio metrics[1]

LTV	DSCR	Average loan size
63%	1.83x	~$11 M



Book value ($ millions)
$116
$121
$311
$232
$252
2024
2025
2026
2027
2028
Book value of office portfolio maturing by year

Portfolio of selective, first lien loans

Originated and managed by experienced RGA team

[1] As of March 31, 2024.

Capital and Liquidity

Capital

- Strong capital position
- Excess capital position of $0.6 billion



LDTI
$ in billions
$12.6
$12.3
$13.0
$14.0
$14.1
2020
2021
2022
2023
1Q24
RGA Inc.'s Equity ex-AOCI 1
Debt
Hybrids

Leverage ratios

- Leverage ratios within our targeted ranges



LDTI
19.5%
28.4%
16.6%
29.7%
15.7%
31.2%
14.6%
32.3%
14.4%
32.0%
2020
2021
2022
2023
1Q24
Debt to Total Capital
Debt + Hybrids to Total Capital

Ample liquidity

- Access to $850 million syndicated credit facility and other sources
- Temporary increase due to timing from cash received on new transactions and portfolio repositioning



$ in billions
$3.4
$2.9
$2.9
$3.0
$5.9 2
2020
2021
2022
2023
1Q24
Cash and Cash Equivalents

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix. Amounts prior to 2021 have not been updated to reflect the adoption of ASU 2018-12, *Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts* ("LDTI").

[2] Includes the temporary impact of approximately $2.6 billion in cash and cash equivalents from portfolio repositioning in recently executed in-force transactions.

RGA

Capital Management

Record deployment

- Managing capital over the long-term
- Record quarter in deploying capital into in-force transactions, adding expected long-term value to RGA

$ in millions


$1,352
$833
$710
$933
$793
$494
$543
$430
$737
$159
$153
$96
$75
$200
$182
$194
$205
$219
$56
2020
2021
2022
2023
1Q24

Active management

- Priority to deploy capital into organic growth and in-force transactions
- Return capital to shareholders through dividends and share repurchases

2020-1Q24 excess capital deployed


20%
13%
67%

Shareholder dividends | Share buybacks | In-force and other transactions

Active and balanced capital management over time

Long-Term Business, Long-Term Success

- A global leader, differentiated market position
- Diversified platform, well-balanced risk profile
- Disciplined underwriter, proactive risk manager
- Long-term focused investment strategy balancing risks and returns
- Effective capital management
- Valuable franchise

Book value per share (ex-AOCI)[1] total return growth[2]



15-Year 10.0% CAGR
10.6% CAGR[3]
$40.36
$146.22
$113.04
$146.96
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
1/1/2021
2021
2022
2023
1Q24
As Reported
Revised for LDTI Accounting Standard and Excluding B36

[1] Please refer to "Reconciliations of Non-GAAP Measures" in Appendix.
[2] CAGR growth of book value per share ex-AOCI plus dividends.
[3] Includes 1Q24.

Appendix

Pre-Tax Income Reconciliation

	1Q24	1Q23
Pre-tax income[1]	$272	$351
Investment-related		
Change in allowance for credit losses and impairments	40	41
Net gains/losses on sale of fixed maturity securities	102	45
Change in market value of certain limited partnerships and other	(11)	4
Derivative-related		
Embedded derivatives[2]	(64)	(44)
Change in market value of derivative instruments[3]	55	39
Market risk benefits (net of hedging)[4]	9	12
Tax-related items and other[5]	113	8
Pre-tax adjusted operating income	$516	$456

[1] $ in millions.
[2] Embedded derivatives related to funds withheld or modified coinsurance transactions and equity-indexed annuities.
[3] Derivative instruments comprised primarily of non-qualifying hedges and credit derivatives.
[4] Market risk benefits include GMXBs, which are policy riders that provide a specified guaranteed minimum benefit.
[5] The Tax-related items and other line item includes pension risk transfer day one loss and other immaterial items.

- Increase in credit allowance and investment impairments due to market conditions
- Net losses on sale of fixed maturity securities associated with portfolio repositioning
- Change in income from embedded derivatives was primarily due to changes in credit spreads and interest rates
- Change in value of derivative instruments was due to volatility in foreign exchange rates, interest rates and equity markets
- Loss in other is primarily due to the non-economic loss recognized at the inception of single premium pension risk transfer transaction(s) completed in the quarter

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income		
In millions	1Q24	1Q23
U.S. & Latin America Traditional		
GAAP pre-tax income	$ 116	$ 121
Change in MV of embedded derivatives	12	1
Pre-tax adjusted operating income	$ 128	$ 122
Notable items	-	-
Pre-tax adjusted operating income excluding notable items	$ 128	$ 122
U.S. & Latin America Financial Solutions		
GAAP pre-tax income	$ 17	$ 114
Capital (gains) losses, derivatives and other, net	149	36
Change in MV of embedded derivatives	(76)	(45)
Pre-tax adjusted operating income	$ 90	$ 105
Notable items	-	-
Pre-tax adjusted operating income excluding notable items	$ 90	$ 105
Canada Traditional		
GAAP pre-tax income	$ 47	$ 29
Capital (gains) losses, derivatives and other, net	(1)	-
Pre-tax adjusted operating income	$ 46	$ 29
Notable items	-	-
Pre-tax adjusted operating income excluding notable items	$ 46	$ 29
Canada Financial Solutions		
GAAP pre-tax income	$ 7	$ 10
Pre-tax adjusted operating income	$ 7	$ 10
Notable items	-	-
Pre-tax adjusted operating income excluding notable items	$ 7	$ 10
EMEA Traditional		
GAAP pre-tax income	$ 28	$ 27
Capital (gains) losses, derivatives and other, net	10	-
Pre-tax adjusted operating income	$ 38	$ 27
Notable items	-	-
Pre-tax adjusted operating income excluding notable items	$ 38	$ 27
EMEA Financial Solutions		
GAAP pre-tax income	$ 64	$ 59
Capital (gains) losses, derivatives and other, net	13	10
Pre-tax adjusted operating income	$ 77	$ 69
Notable items	-	-
Pre-tax adjusted operating income excluding notable items	$ 77	$ 69

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income				
In millions		**1Q24**		**1Q23**
Asia Pacific Traditional				
GAAP pre-tax income	$	109	$	79
Pre-tax adjusted operating income	$	109	$	79
Notable items		-		-
Pre-tax adjusted operating income excluding notable items	$	109	$	79
Asia Pacific Financial Solutions				
GAAP pre-tax income (loss)	$	13	$	(13)
Capital (gains) losses, derivatives and other, net		46		53
Pre-tax adjusted operating income	$	59	$	40
Notable items		-		-
Pre-tax adjusted operating income excluding notable items	$	59	$	40
Corporate and Other				
GAAP pre-tax income (loss)	$	(129)	$	(75)
Capital (gains) losses, derivatives and other, net		91		50
Pre-tax adjusted operating loss	$	(38)	$	(25)
Notable items		-		-
Pre-tax adjusted operating income excluding notable items	$	(38)	$	(25)
RGA Consolidated				
GAAP pre-tax income	$	272	$	351
Capital (gains) losses, derivatives and other, net		308		149
Change in MV of embedded derivatives		(64)		(44)
Pre-tax adjusted operating income	$	516	$	456
Notable items		-		-
Pre-tax adjusted operating income excluding notable items	$	516	$	456
GAAP net income available to RGA shareholders	$	210	$	252
Capital (gains) losses, derivatives and other, net		272		121
Change in MV of embedded derivatives		(81)		(24)
Adjusted operating income	$	401	$	349
Notable items		-		-
Adjusted operating income excluding notable items	$	401	$	349

Reconciliation of earnings-per-share available to RGA shareholders to adjusted operating earnings-per-share				
Diluted share basis		**1Q24**		**1Q23**
Earnings-per-share	$	3.16	$	3.72
Capital (gains) losses, derivatives and other, net		4.08		1.80
Change in MV of embedded derivatives		(1.22)		(0.36)
Adjusted operating earnings-per-share	$	6.02	$	5.16
Notable items		-		-
Adjusted operating income excluding notable items	$	6.02	$	5.16

RGA

Reconciliations of Non-GAAP Measures

Reconciliation of RGA, Inc. shareholders' equity to RGA, Inc. shareholders' equity excluding AOCI

In millions	1Q24	2023	2022	2021	2020	2019
RGA, Inc. shareholders' equity	$ 9,468.0	$ 9,081.0	$ 7,081.0	$ 8,180.0	$ 14,352.0	$ 11,601.7
Less effect of AOCI:						
Accumulated currency translation adjustment	57.0	68.0	(116.0)	(13.0)	(69.0)	(91.6)
Unrealized (depreciation) appreciation of securities	(4,062.0)	(3,667.0)	(5,496.0)	3,779.0	5,500.0	3,298.5
Effect of updating discount rates on future policy benefits	3,906.0	3,256.0	3,755.0	(4,209.0)		
Change in instrument-specific credit risk for market risk benefits	3.0	3.0	13.0	(7.0)		
Pension and postretirement benefits	(29.0)	(29.0)	(27.0)	(50.0)	(72.0)	(69.8)
RGA, Inc. shareholders' equity excluding AOCI	$ 9,593.0	$ 9,450.0	$ 8,952.0	$ 8,680.0	$ 8,993.0	$ 8,464.6

Reconciliation of RGA, Inc. shareholders' average equity to RGA, Inc. shareholders' average equity excluding AOCI and notable items

In millions	1Q24	2023	2022	2021	2020	2019
RGA, Inc. shareholders' average equity	$ 8,408	$ 7,931	$ 7,470	$ 7,764	$ 12,204	$ 10,391
Less effect of AOCI:						
Accumulated currency translation adjustment	5	(30)	(53)	32	(153)	(137)
Unrealized (depreciation) appreciation of securities	(4,732)	(5,018)	(2,213)	4,696	3,771	2,481
Effect of updating discount rates on future policy benefits	3,804	3,774	972	(5,292)		
Change in instrument-specific credit risk for market risk benefits	8	10	1	(27)		
Pension and postretirement benefits	(23)	(22)	(46)	67	(75)	(56)
RGA, Inc. shareholders' average equity excluding AOCI	9,346	9,217	8,809	8,288	8,661	8,103
Year-to-date notable items, net of tax	-	37	107	56	-	-
RGA, Inc. shareholders' average equity excluding AOCI and notable items	$ 9,346	$ 9,254	$ 8,916	$ 8,344	$ 8,661	$ 8,103

Reconciliation of trailing twelve months of consolidated net income available to RGA shareholders to adjusted operating income and related return on equity (ROE), excluding notable items

	1Q24		1Q23	
Trailing twelve months	Income	ROE	Income	ROE
Net income available to RGA shareholders	$ 860	10.2%	$ 572	7.8%
Reconciliation to adjusted operating income:				
Capital (gains) losses, derivatives and other, net	526		421	
Adjusted operating income	$ 1,386	14.8%	$ 993	11.2%
Notable items after tax	-		184	
Adjusted operating income excluding notable items	$ 1,386	14.8%	$ 1,177	13.1%

Reconciliation of book value per share to book value per share excluding AOCI and B36

	1Q24	2023	2022	2021	1/1/2021
Book value per share*	$ 143.92	$ 138.39	$ 106.19	$ 121.79	$ 100.64
Less effect of AOCI:					
Accumulated currency translation adjustment	0.88	1.04	(1.73)	(0.20)	(1.02)
Unrealized (depreciation) appreciation of securities	(61.74)	(55.88)	(82.44)	56.27	82.59
Effect of updating discount rates on future policy benefits	59.36	49.62	56.32	(62.67)	(94.42)
Change in instrument-specific credit risk for market risk benefits	0.04	0.05	0.19	(0.10)	0.53
Pension and postretirement benefits	(0.45)	(0.45)	(0.41)	(0.74)	(1.06)
Book value per share excluding AOCI*	$ 145.83	$ 144.01	$ 134.26	$ 129.23	$ 114.02
Less effect of B36:	(1.13)	(2.06)	(0.10)	2.18	0.98
Book value per share excluding AOCI and B36*	$ 146.96	$ 146.07	$ 134.36	$ 127.05	$ 113.04

*Reflects adoption of LDTI Accounting Standard

Reconciliation of book value per share to book value per share excluding AOCI

	2022	2021	2020	2019	2018	2017	2016	2015
Book value per share	$ 62.16	$ 193.75	$ 211.19	$ 185.17	$ 134.53	$ 148.48	$ 110.31	$ 94.09
Less: Effect of unrealized appreciation (depreciation) of securities	(81.10)	55.09	80.94	52.65	13.63	34.14	21.07	14.35
Less: Effect of accumulated currency translation adjustments	(2.56)	(0.13)	(1.02)	(1.46)	(2.69)	(1.34)	(2.68)	(2.78)
Less: Effect of unrecognized pension and post retirement benefits	(0.40)	(0.74)	(1.06)	(1.12)	(0.80)	(0.78)	(0.67)	(0.71)
Book value per share excluding AOCI	$ 146.22	$ 139.53	$ 132.33	$ 135.10	$ 124.39	$ 116.46	$ 92.59	$ 83.23

	2014	2013	2012	2011	2010	2009	2008	2007
Book value per share	$ 102.13	$ 83.87	$ 93.47	$ 79.31	$ 64.96	$ 49.87	$ 33.54	$ 48.70
Less: Effect of unrealized appreciation (depreciation) of securities	23.63	11.59	25.40	19.35	8.88	1.43	(7.62)	5.05
Less: Effect of accumulated currency translation adjustments	1.19	2.93	3.62	3.13	3.48	2.80	0.35	3.43
Less: Effect of unrecognized pension and post retirement benefits	(0.72)	(0.31)	(0.50)	(0.42)	(0.20)	(0.22)	(0.20)	(0.14)
Book value per share excluding AOCI	$ 78.03	$ 69.66	$ 64.95	$ 57.25	$ 52.80	$ 45.86	$ 41.01	$ 40.36

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